UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

The Joint Corp

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 N. Perimeter Drive, Suite 240, Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 245-5960

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by The Joint Corp. (“we” or the “Company”) with the Securities and Exchange Commission (“SEC”) on January 7, 2015 (“January Form 8-K”). The January Form 8-K reported under Item 2.01 that the Company had completed its repurchase of six franchises in Los Angeles County, California which was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) between the Company and The Joint RRC Corp.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the January Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the January Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the January Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited financial statements of The Joint RRC Corp. as of and for the years ended December 31, 2013 and 2012, and accompanying notes, and the unaudited financial statements of The Joint RRC Corp. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

(b)(1) Pro Forma Financial Information.

The pro forma condensed combined balance sheet as of September 30, 2014 and the pro forma condensed combined statements of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of EKS&H, LLLP Independent Auditors for The Joint RRC Corp. as of and for the years ended December 31, 2013 and 2012.

99.1	Audited financial statements of The Joint RRC Corp. as of and for the years ended December 31, 2013 and 2012, and accompanying notes, and unaudited financial statements of The Joint RRC Corp. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013

99.2	Pro forma condensed combined balance sheet as of September 30, 2014 and the pro forma condensed combined statements of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014, and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: March 16, 2015	By:	/s/ FRANCIS T. JOYCE
Francis T. Joyce
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of EKS&H,LLLP Independent Auditors for The Joint RRC Corp. as of and for the years ended December 31, 2013 and 2012.

99.1	Audited financial statements of The Joint RRC Corp. as of and for the years ended December 31, 2013 and 2012, and accompanying notes, and the unaudited financial statements of The Joint RRC Corp. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013

99.2	Pro forma condensed combined balance sheet as of September 30, 2014 and the pro forma condensed combined statements of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014, and notes thereto.